-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): June 15, 2004



                     BEAR STEARNS ASSET BACKED FUNDING INC
                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust. This report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding
Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On June 15, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 15, 2004 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  June 22, 2004              By: /s/ Melissa Wilman
                                        -----------------------------
                                        Melissa Wilman
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                June 15, 2004


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL               PRIOR                                                               CURRENT
               FACE                  PRINCIPAL                                                          PRINCIPAL
   CLASS       VALUE                 BALANCE         PRINCIPAL        INTEREST             TOTAL         BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1          850,000,000.00               0.00           0.00            0.00             0.00                  0.00
A2          956,875,000.00     130,776,485.73  62,676,327.25      204,883.16    62,881,210.41         68,100,158.48
A3          634,550,000.00     634,550,000.00           0.00    1,374,858.33     1,374,858.33        634,550,000.00
A4          353,212,000.00     353,212,000.00           0.00      894,803.73       894,803.73        353,212,000.00
B            72,777,000.00      43,402,269.40   2,432,008.26      105,250.50     2,537,258.76         40,970,261.14
C            29,110,000.00      17,360,907.76     972,803.30       62,065.25     1,034,868.55         16,388,104.46
D            72,777,000.00      31,652,371.42   3,404,811.57      158,261.86     3,563,073.43         28,247,559.85
CERT                  0.00               0.00           0.00    3,176,872.47     3,176,872.47                  0.00
TOTALS    2,969,301,000.00   1,210,954,034.31  69,485,950.38    5,976,995.30    75,462,945.68      1,141,468,083.93

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       PRIOR                                                                  CURRENT
                       PRINCIPAL                                                              PRINCIPAL                 PASS-THRU
CLASS     CUSIP        FACTOR             PRINCIPAL        INTEREST          TOTAL            FACTOR       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1      96683MAA1         0.00000000    0.00000000      0.00000000        0.00000000        0.00000000       A1        1.420000 %
A2      96683MAB9       136.67039658   65.50106048      0.21411695       65.71517744       71.16933610       A2        1.880000 %
A3      96683MAC7     1,000.00000000    0.00000000      2.16666666        2.16666666    1,000.00000000       A3        2.600000 %
A4      96683MAD5     1,000.00000000    0.00000000      2.53333332        2.53333332    1,000.00000000       A4        3.040000 %
B       96683MAE3       596.37343391   33.41726452      1.44620553       34.86347005      562.95616939       B         2.910000 %
C       96683MAF0       596.38982343   33.41818276      2.13209378       35.55027654      562.97164067       C         4.290000 %
D       96683MAG8       434.92272861   46.78417041      2.17461368       48.95878409      388.13855820       D         6.000000 %
TOTALS                  407.82461405   23.40145050      2.01293008       25.41438058      384.42316354
---------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Joshua Goldberg
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5416
                              Fax: (212) 623-5932
                      Email: Joshua.Goldberg@JPMChase.com
             ------------------------------------------------------


                RECEIVABLES
                                        Beginning Receivables Balance                                           1,267,406,316.56
                                        Ending Receivables Balance                                              1,195,779,322.40
                                        Beginning Number of Contracts                                                    117,756
                                        Ending Number of Contracts                                                       114,162

                COLLECTIONS
                                        Interest:
                                        Interest Collections                                                        5,818,136.74
                                        Reinvestment Income                                                            54,789.80
                                        Repurchased Loan Proceeds Related to Interest                                     336.82
                                        Total Interest Collections                                                  5,873,263.36

                                        Principal:
                                        Principal Collections                                                      43,921,551.12
                                        Prepayments in Full                                                        25,442,408.73
                                        Repurchased Loan Proceeds Related to Principal                                131,487.52
                                        Total Principal Collections                                                69,495,447.37

                                        Recoveries and Liquidation Proceeds                                         1,171,530.32

                                        Total Collections                                                          76,540,241.05

                                        Principal Losses for Collection Period                                      2,131,546.79

                DISTRIBUTIONS
                Fees:
                                        Receivable Servicers                                                        1,056,171.93
                                        Data Administration and Reporting Fees:                                        21,123.44
                                        Other Fees:                                                                         0.00
                                        Total Fees:                                                                 1,077,295.37

                Interest Distribution Amounts
                                        Interest Due - Class A-1                                                            0.00
                                        Interest Paid - Class A-1                                                           0.00
                                        Shortfall - Class A-1                                                               0.00
                                        Carryover Shortfall - Class A-1                                                     0.00
                                        Change in Carryover Shortfall - Class A-1                                           0.00

                                        Interest Due - Class A-2                                                      204,883.16
                                        Interest Paid - Class A-2                                                     204,883.16
                                        Shortfall - Class A-2                                                               0.00
                                        Carryover Shortfall - Class A-2                                                     0.00
                                        Change in Carryover Shortfall - Class A-2                                           0.00

                                        Interest Due - Class A-3                                                    1,374,858.33
                                        Interest Paid - Class A-3                                                   1,374,858.33
                                        Shortfall - Class A-3                                                               0.00
                                        Carryover Shortfall - Class A-3                                                     0.00
                                        Change in Carryover Shortfall - Class A-3                                           0.00

                                        Interest Due - Class A-4                                                      894,803.73
                                        Interest Paid - Class A-4                                                     894,803.73
                                        Shortfall - Class A-4                                                               0.00
                                        Carryover Shortfall - Class A-4                                                     0.00
                                        Change in Carryover Shortfall - Class A-4                                           0.00

                                        Interest Due - Class B                                                        105,250.50
                                        Interest Paid - Class B                                                       105,250.50
                                        Shortfall - Class B                                                                 0.00
                                        Carryover Shortfall - Class B                                                       0.00
                                        Change in Carryover Shortfall - Class B                                             0.00

                                        Interest Due - Class C                                                         62,065.25
                                        Interest Paid - Class C                                                        62,065.25
                                        Shortfall - Class C                                                                 0.00
                                        Carryover Shortfall - Class C                                                       0.00
                                        Change in Carryover Shortfall - Class C                                             0.00

                                        Interest Due - Class D                                                        158,261.86
                                        Interest Paid - Class D                                                       158,261.86
                                        Shortfall - Class D                                                                 0.00
                                        Carryover Shortfall - Class D                                                       0.00
                                        Change in Carryover Shortfall - Class D                                             0.00

                                        Interest Due - Total                                                        2,800,122.83
                                        Interest Paid - Total (Includes Certificates)                               5,976,995.30
                                        Shortfall - Total                                                                   0.00
                                        Carryover Shortfall - Total                                                         0.00
                                        Change in Carryover Shortfall - Total                                               0.00

                Principal Allocations
                                        First Allocation of Principal                                                       0.00
                                        Second Allocation of Principal                                                      0.00
                                        Third Allocation of Principal                                               8,722,773.22
                                        Regular Principal Allocation                                               60,763,177.16
                                        Total Principal Allocations                                                69,485,950.38

                Principal Distribution Amounts
                                        Principal Distribution - Class A-1                                                  0.00
                                        Principal Distribution - Class A-2                                         62,676,327.25
                                        Principal Distribution - Class A-3                                                  0.00
                                        Principal Distribution - Class A-4                                                  0.00
                                        Principal Distribution - Class B                                            2,432,008.26
                                        Principal Distribution - Class C                                              972,803.30
                                        Principal Distribution - Class D                                            3,404,811.57

                                        Certificate Distribution                                                    3,176,872.47

                Total Distribution                                                                                 76,540,241.05

                PORTFOLIO INFORMATION
                                        Weighted Average Coupon                                                           5.98 %
                                        Weighted Average Original Term (months)                                            57.43
                                        Weighted Average Remaining Term                                                    29.25
                                        Weighted Average Age (months)                                                      30.03
                                        Remaining Number of Receivables                                                  114,162
                                        Portfolio Receivable Balance (end of period)                            1,195,779,322.40
                                                              Discount Receivables                                641,112,632.61
                                                              Non-Discount Receivables                            529,466,257.06
                                        Adjusted Portfolio Receivable Balance (end of period)                   1,170,578,889.67

                OVERCOLLATERALIZATION INFORMATION
                                        Overcollateralization Amount                                               29,110,805.74
                                        Target Level of Overcollateralization                                      29,110,805.74

                NET LOSS AND DELINQUENCY* ACCOUNT ACTIVITY
                                        Total Principal Losses for Collection Period                                2,131,546.79
                                        Recoveries and Liquidation Proceeds                                         1,171,530.32
                                        Net Losses for Collection Period                                              960,016.47
                                        Net Loss Rate for Collection Period(annualized)                                 0.9090 %

                                        Cumulative Net Losses for all Periods($)                                   22,995,910.21
                                        Cumulative Net Losses for all Periods(% of original portfolio)                  0.7665 %


                                        Delinquent* Receivables
                                        Number of Contracts
                                        31 - 60 Days Delinquent                                                            2,298
                                        61 - 90 Days Delinquent                                                              271
                                        91 - 120 Days Delinquent                                                              89
                                        Over 120 Days Delinquent                                                             238
                                        Sub Total                                                                          2,896
                                        Repossesions (# of vehicles)                                                         210
                                        Total Number of Delinquencies and Repossesions                                     3,106

                                        $ Amount of Delinquency*
                                        31 - 60 Days Delinquent                                                    27,109,688.23
                                        61 - 90 Days Delinquent                                                     3,301,973.24
                                        91 - 120 Days Delinquent                                                    1,035,569.59
                                        Over 120 Days Delinquent                                                    3,338,105.87
                                        Sub Total                                                                  34,785,336.93
                                        Repossesions                                                                2,709,609.18
                                        Total Amount of Delinquencies and Repossesions                             37,494,946.11

                                        % of End Period Balance*
                                        31 - 60 Days Delinquent                                                         2.2671 %
                                        61 - 90 Days Delinquent                                                         0.2761 %
                                        91 - 120 Days Delinquent                                                        0.0866 %
                                        Over 120 Days Delinquent                                                        0.2792 %
                                        Sub Total                                                                       2.9090 %
                                        Repossesions                                                                    0.2266 %
                                        Total % of Delinquencies and Repossesions                                       3.1356 %


                                        Monthly Net Loss Rate:
                                        Current Collection Period                                                       0.0757 %
                                        Preceding Collection Period                                                     0.0874 %
                                        Second Preceding Collection Period                                              0.0999 %
                                        Three Month Average                                                             0.0877 %
                                        Annualized Average Net Loss Rate                                                1.0525 %



* As of the May 2004 Investor Report, delinquencies are determined by the Servicer solely based on the days past due for each account.  Prior to the May 2004 Investor Report, additional data provided by the Receivables Servicers was utilized in the delinquency determination.





